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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 April 14, 2004


                              THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                  1-12227               72-110616
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


                 4171 Essen Lane, Baton Rouge, Louisiana 70809
             (Address of principal executive offices and zip code)


                                 (225) 932-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

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EXPLANATORY NOTE.

This Amendment to Current Report on Form 8-K ("Form 8-K/A") is substantially identical to the Current Report on Form 8-K being amended hereby with additional disclosure in Item 12 below relating to non-GAAP financial measures.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following materials are filed as Exhibits to this Current Report on Form 8-K/A.

99.1. Press Release dated April 14, 2004 - The Shaw Group Announces Financial Results for Second Quarter of Fiscal 2004 - Company's Backlog Increases to $5.5 Billion.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 14, 2004, The Shaw Group Inc. ("Shaw" or the "Registrant") issued a press release announcing its financial results for the quarter ended February 29, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (the "SEC"). Shaw believes that these non-GAAP financial measures provide information that is useful to its investors regarding its financial condition and results of operations.

The press release contains earnings per diluted share for the second quarter of fiscal 2004 excluding a non-cash, pre-tax unrealized currency translation loss of $2.6 million Shaw's management believes that the presentation of earnings per diluted share without the pre-tax charge provides useful information to investors about Shaw's financial condition and results of operations for the second quarter of fiscal 2004 because the charge is an unrealized loss caused by currency exchange rate fluctuations that Shaw's management believes are more volatile than usual and that are not within the control of Shaw or Shaw's management.

The press release contains forecasted EBITDA, which is defined as net income before interest expense, income taxes, depreciation and amortization. EBITDA excludes earnings (losses) from unconsolidated entities, extraordinary items and the cumulative effects of accounting changes. EBITDA is not a measure of financial performance or liquidity under GAAP and should not be considered as a substitute for net income, operating income, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP. Other companies may define EBITDA differently and, as a result, Shaw's EBITDA computation may not be comparable to EBITDA or similarly titled measures of other companies.

Shaw's management believes that EBITDA provides additional information regarding Shaw's ability to assess and evaluate the performance of its business and its ability to meet future debt service, capital expenditure and working capital requirements. In addition, EBITDA is a key component of certain financial ratios under Shaw's credit facility and its indenture relating to its 10 3/4% Senior Notes Due 2010 (the "Senior Notes") and is used by Shaw's management in calculating those ratios.

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SHAW GROUP INC.
                                               (Registrant)



Date:  April 14, 2004                       By:  /s/ Robert L. Belk
                                                 ------------------------------
                                                 Robert L. Belk,
                                                 Executive Vice President
                                                 and Chief Financial Officer

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                              THE SHAW GROUP INC.

                                 EXHIBIT INDEX



                                    Form 8-K/A
                                 April 14, 2004


Exhibit Number                   Description                    Page No.
--------------                   -----------                    --------

    99.1              Press Release dated April 14, 2004
                      The Shaw Group Announces Financial
                      Results for Second Quarter of Fiscal
                      2004 - Company's Backlog Increases
                      to $5.5 Billion